UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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                Date of Report (Date of earliest event reported):
                                October 22, 1997

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                               ANGEION CORPORATION

             (Exact name of registrant as specified in its charter)

             Minnesota                   0-17019                41-1579150
 (State or other of Incorporation)     (Commission           (I.R.S. Employer
                                       File Number)         (Identification No.)


3650 Annapolis Lane, Suite 170, Minneapolis, Minnesota                55447-5434
(Address of principal executive offices)                              (Zip Code)


                                 (612) 550-9388
              (Registrant's telephone number, including area code)


                                 Not applicable.
          (Former name or former address, if changed since last report)


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Item 8.  Change in Fiscal Year.

         On October 22, 1997, the Board of Directors of Angeion Corporation (the "Registrant") determined to change its fiscal year-end from July 31 to December 31 and, accordingly, authorized the appropriate officers of the Registrant to file with the Internal Revenue Service all requests, forms and other documentation necessary in connection therewith. The Registrant intends to file a transition report on Form 10-Q for the five-month transition period containing unaudited financial statements for such transition period and unaudited financial statements or information for the comparable period ended December 31, 1996.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ANGEION CORPORATION



                                       By: /s/  Whitney A. McFarlin
                                          --------------------------------------
                                           Whitney A. McFarlin
                                           President and Chief Executive Officer

Dated:  October 23, 1997


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                                INDEX TO EXHIBITS

Exhibit                           Description                              Method of Filing
-------                           -----------                              ----------------
99.1.        Press Release of the Registrant, dated October 23, 1997.       Filed herewith.

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